                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 23, 1998


                          First Midwest Bancorp, Inc.
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            (Exact name of registrant as specified in its charter)


            Delaware                    0-10967             36-3161078
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  (State or other jurisdiction        (Commission          (IRS Employer
        of incorporation)             File Number)      Identification No.)


           300 Park Boulevard, Suite 405, Itasca, Illinois         60143
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          (Address of principal executive offices)               (Zip Code)



                                (630) 875-7450
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              Registrant's telephone number, including area code


                                     N.A.
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            (Former name and address, if changed since last report)





                          Exhibit Index is on Page 5

                          FIRST MIDWEST BANCORP, INC.

                                   FORM 8-K

                               January 23, 1998

Item 5. Other Events

On January 14, 1998, First Midwest Bancorp, Inc. ("First Midwest"), First Midwest Acquisition Corporation, a wholly owned subsidiary of First Midwest ("Acquisition Corporation") and Heritage Financial Services, Inc. ("Heritage") entered into an Agreement and Plan of Merger ("Merger Agreement") whereby Heritage will be merged with and into Acquisition Corporation (the "Merger"). Heritage is a $1.3 billion holding company headquartered in Tinley Park, Illinois with 17 banking offices located in the south and southwest suburban Chicago banking market.

Pursuant to the Merger Agreement, the transaction will be structured as a tax-free exchange and accounted for as a pooling-of-interests. Each outstanding share of Heritage's Common Stock, no par value, will be converted to .7695 shares of First Midwest Common Stock, $.01 par value, resulting in the issuance of approximately 9.7 million shares of First Midwest Common Stock. Based on First Midwest's January 14, 1998 closing price of $42.38 per share, the transaction is valued at approximately $411 million.

The Merger is conditioned upon, among other things, approval by the shareholders of both First Midwest and Heritage, and receipt of customary regulatory approvals. The Merger Agreement has been approved by the Boards of Directors of both companies. It is anticipated the acquisition will be consummated in late second quarter 1998. First Midwest intends to merge Heritage into First Midwest's principal banking subsidiary, First Midwest Bank, N.A., prior to year-end 1998.

Incident to the entry into the Merger Agreement, First Midwest and Heritage executed a Stock Option Agreement (the "Option Agreement") pursuant to which Heritage granted First Midwest an option to acquire up to 2,400,000 shares of Heritage Common Stock (representing 19.9% of its outstanding shares) at a price of $21.25 per share subject to certain terms and conditions set forth in the Option Agreement.

In conjunction with the approval of the Merger Agreement, the Board of Directors of Heritage rescinded the balance of the stock repurchase program authorized in June 1996.

The Merger and Option Agreements are attached hereto as Exhibits 2.1 and 2.2 and are incorporated by reference. Reference is made to the Press Release, dated January 15, 1998, a copy of which is filed as Exhibit 99 to this Current Report on Form 8-K. The Press Release is incorporated herein by reference and includes certain financial information about First Midwest and Heritage, including pro forma combined balance sheets and income statements as of September 30, 1997.

Cautionary Statement Concerning Forward Looking Information- The Press Release filed as Exhibit 99 to this Current Report on Form 8-K contains certain forward looking statements regarding First Midwest and Heritage on a combined basis following the Merger. Discussion of the internal and external factors that might affect these forward looking statements is found on Page 3 of the Press Release.

Item 7. Financial Statements and Exhibits

(a) and (b)  Not Applicable

(c)         Exhibit Index is located on Page 5 of this Report on Form 8-K.

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

                          FIRST MIDWEST BANCORP, INC.

                                   FORM 8-K

                               January 23, 1998



The following Items are not applicable for this Form 8-K:

     Item 1.  Changes in Control of Registrant

     Item 2.  Acquisition or Disposition of Assets

     Item 3.  Bankruptcy or Receivership

     Item 4.  Changes in Registrant's Certifying Accountant

     Item 6.  Resignations of Registrant's Directors

     Item 8.  Change in Fiscal Year

     Item 9.  Sales of Equity Securities Pursuant to Regulation S

                          FIRST MIDWEST BANCORP, INC.

                                   FORM 8-K

                               January 23, 1998

                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     First Midwest Bancorp, Inc.
                                 ----------------------------------
                                           (Registrant)



Date: January 23, 1998                   DONALD J. SWISTOWICZ
                                 -----------------------------------

                                         Donald J. Swistowicz
                                       Executive Vice President

                          FIRST MIDWEST BANCORP, INC.

                                   FORM 8-K

                               January 23, 1998

                                 EXHIBIT INDEX


                                                                                Page
                Exhibit                                                        Number


Exhibit 2.1     Agreement and Plan of Merger, dated January 14, 1998,            6
                by and between First Midwest Bancorp, Inc., First Midwest
                Acquisition Corporation and Heritage Financial Services, Inc.

Exhibit 2.2     Stock Option Agreement, dated January 14, 1998, between          76
                Heritage Financial Services, Inc. (as Issuer) and First
                Midwest Bancorp, Inc. (as Grantee).

Exhibit 99      Press release issued by First Midwest Bancorp, Inc.              88
                dated January 15, 1998.


                                       5